UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 27, 2022

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2882 Sand Hill Road, Suite 106, Menlo Park, CA		94025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-514-7149

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On July 27, 2022, Summit Therapeutics Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). The following matters were submitted to a vote of the Company’s stockholders at the Special Meeting: (i) an amendment to the Company’s Restated Certificate of Incorporation, dated September 18, 2020, to increase the number of authorized shares of common stock by 100,000,000 (from 250,000,000 to 350,000,000); and (ii) an amendment to the Summit Therapeutics Inc. 2020 Stock Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock issuable under the Plan by 8,000,000 shares.

Each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting was approved by the requisite vote of the Company’s stockholders in accordance with the recommendation of the Company’s Board of Directors. Set forth below is the number of votes cast for, against or withheld as to each such matter:

Proposal 1	For	Against	Abstain	Broker
Amendment to Restated Certificate of Incorporation	84,235,421	184,078	7,668	—

Proposal 2	For	Against	Abstain	Broker
Amendment to Summit Therapeutics Inc. 2020 Stock Incentive Plan	77,967,560	6,453,957	5,650	—

Item 8.01	Other Events.
In connection with the Special Meeting, the results of which are discussed in Section 5.07 above, the Company filed an Amendment to its Restated Certificate of Incorporation (the “Amendment”) to increase the number of authorized shares of common stock by 100,000,000 (from 250,000,000 to 350,000,000). The form of the Amendment is attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amendment to Restated Certificate of Incorporation of Summit Therapeutics Inc., dated July 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: July 29, 2022	By:	/s/ Ankur Dhingra
Chief Financial Officer